UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 22, 2006

(Date of earliest event reported)

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip Code)

(513) 768-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On November 22, 2006, the Company issued a press release announcing that it has, together with Service Corporation International, a Texas corporation, executed a consent decree, which has been accepted for public comment by the Federal Trade Commission.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release, dated November 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alderwoods Group, Inc.
(Registrant)

By:	/s/ Ellen Neeman
Ellen Neeman
Senior Vice President, Legal & Compliance

Date:  November 22, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 22, 2006.